UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2023

Biofrontera Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40943	47-3765675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Presidential Way, Suite 330 Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 245-1325

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BFRI	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights		The Nasdaq Stock Market LLC
Warrants to purchase common stock	BFRIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 20, 2023, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) in which stockholders voted on two proposals, as described below. Details of the proposals are described in a proxy statement filed with the Securities and Exchange Commission on November 17, 2023. At the record date for the Annual Meeting, 1,517,628 shares of the Company’s Common Stock were outstanding and entitled to vote, of which 883,767 were represented, by proxy or in person, at the Annual Meeting, constituting 58.2% of the shares of the Company’s Common Stock outstanding and entitled to vote; accordingly, a quorum was present.

No other matters were considered and voted on by the stockholders at the Annual Meeting.

The Company’s independent inspector of election reported the final vote of the stockholders as follows:

1.Elections of Beth J. Hoffman, Ph.D. and Kevin D. Weber as Class II Directors

Beth J. Hoffman, Ph.D.

For	Withheld	Broker Non-Votes
531,471	9,810	342,486

As a result, Ms. Hoffman was elected for a term expiring at the 2026 annual meeting of stockholders or until her earlier death, resignation or removal.

Kevin D. Weber

For	Withheld	Broker Non-Votes
531,796	9,485	342,486

As a result, Mr. Weber was elected for a term expiring at the 2026 annual meeting of stockholders or until his earlier death, resignation or removal.

2. Ratification of Appointment of Independent Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
878,777	2,734	2,256	N/A

As a result, the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 27, 2023 (Date)	Biofrontera Inc. (Registrant)

/s/ E. Fred Leffler III
E. Fred Leffler III
Chief Financial Officer